UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2018

Brandywine Realty Trust

Brandywine Operating Partnership, L.P.

(Exact name of registrant as specified in charter)

Maryland (Brandywine Realty Trust)	001-9106	23-2413352

Delaware (Brandywine Operating Partnership, L.P.)	000-24407 (Commission file number)	23-2862640 (I.R.S. Employer Identification Number)
(State or Other Jurisdiction of Incorporation or Organization)

2929 Walnut Street, Suite 1700

Philadelphia, PA 19104

(Address of principal executive offices)

(610) 325-5600

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02Results of Operations and Financial Condition

The information in this Item 2.02 - “Results of Operations and Financial Condition,” including the press release attached as an exhibit to this Current Report, is being furnished and shall not be deemed to be “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

On October 17, 2018, we issued a press release announcing our financial results for the nine months ended September 30, 2018.  That press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The press release includes “non-GAAP financial measures” within the meaning of the Securities and Exchange Commission's Regulation G.  With respect to such non-GAAP financial measures, we have disclosed in the press release the most directly comparable financial measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”) and have provided a reconciliation of such non-GAAP financial measures to the most directly comparable GAAP financial measure.

Item 2.06Material Impairment

On September 30, 2018, the Registrant held for sale a portfolio of eight suburban office properties in the Metropolitan Washington D.C. segment. On October 16, 2018, the Registrant entered into an agreement of sale to a newly formed real estate venture with an unaffiliated third party.  In connection with the entry into the agreement of sale, the Registrant recorded an impairment charge of $56.9 million as of September 30, 2018, reducing the aggregate carrying value of these properties from $366.0 million to the sales price less estimated closing costs of $309.1 million.

Item 9.01Financial Statements and Exhibits

Exhibits

99.1	Brandywine Realty Trust Press Release dated October 17, 2018.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, hereunto duly authorized.

Brandywine Realty Trust

By:	/s/ Thomas E. Wirth
Thomas E. Wirth
Executive Vice President and Chief Financial Officer

Brandywine Operating Partnership L.P.,

By:	Brandywine Realty Trust, its sole General Partner

By:	/s/ Thomas E. Wirth
Thomas E. Wirth
Executive Vice President and Chief Financial Officer

Date: October 17, 2018

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